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                                                                  Exhibit 10.8


                             AMENDING AGREEMENT

          THIS AGREEMENT dated as of the 23rd day of January, 1998,

B E T W E E N:

                           ROYAL OAK MINES INC.
                          (hereinafter called the "Corporation")

                                                            OF THE FIRST PART
                          -AND-

                          GOLDMAN, SACHS & CO.
                          (hereinafter called the "Holder")

                                                           OF THE SECOND PART



     WHEREAS the Corporation issued to the Holder a Senior Secured Debenture (the "Debenture") dated as of December 31, 1997 in the principal amount of U.S.$16,100,000;

     AND WHEREAS the Corporation and the Holder wish to amend the Debenture on the terms hereinafter set forth;

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which consideration are hereby acknowledged, the parties hereto agree as follow:

1. In paragraph (g) of the definition of "Permitted Encumbrances" in Schedule "A" to the Debenture, the reference to "Cdn. $5,000,000" is hereby amended and revised to "Cdn. $10,000,000".

2. Subparagraph (i) of section 4.3.7 of the Debenture is hereby amended by adding the following words in the last line thereof after the words "Subordinated Note Trust Indenture":

     "together with additional interest if and when due of one-half of one percent (.50%) per annum for the period following 18 months after the date hereof".

3. The foregoing amendments shall be effective as of and from the date hereof.

4. In all other respects the parties hereto confirm the terms of the Debenture.




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                                    Page 2


5. This Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date first above written.

                                      ROYAL OAK MINES INC.



                                      By:  /s/ James H. Wood
                                           ----------------------------------
                                           Name :  James H. Wood
                                           Title:  Chief Financial Officer


                                      GOLDMAN, SACHS & CO.



                                      By:
                                           ----------------------------------
                                           Name :
                                           Title: